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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  March 11, 1997
                       (Date of earliest event reported)


                         NATIONAL CITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



    INDIANA                        0-13585                       35-1632155
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


         227 Main Street, P.O. Box 868, Evansville, Indiana  47705-0868
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  812-464-9677


Former name or former address, if changed since last report:  N/A


Date of Report:  March 11, 1997
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Pursuant to Section 13 or Section 15(b) of the Securities and Exchange Act of
1934, Registrant hereby makes current report regarding the following event:


    Item 5.  Other Events

      On March 11, 1997, Registrant distributed its 1996 Annual Report to Shareholders. The following sections of such report are hereby incorporated by reference into this report: Financial Review (page 1); Management's Discussion and Analysis of Financial Condition and Results of Operations (pages 4-15 and 37); Report of Management's Responsibility for Financial Statements (page 16); Independent Auditors Report (page 17); and Consolidated Financial Statements and notes thereto (pages 18-33). Except as expressly incorporated by reference herein, such report is furnished for the information of the Commission and is not to be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.


    Item 7.  Financial Statements and Exhibits

      Financial Statements

          None

      Exhibits


      Exhibit No.    Description
      -----------    -----------
          13         1996 Annual Report
                     to Shareholders

          27         Financial Data Schedule
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                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATIONAL CITY BANCSHARES, INC.



Date:  March 11, 1997              /s/ HAROLD A. MANN
                                   Harold A. Mann
                                   Secretary/Treasurer
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Exhibit
  No.                   Exhibit Description
-------                 -------------------
  13                    1996 Annual Report to Shareholders

  27                    Financial Data Schedule